Exhibit 10.4

Larry Hammond, 004049
Anne M. Chapman, 025965
Kathleen E. Brody, 026331
OSBORN MALEDON, P.A.
2929 North Central Avenue, 21st Floor
Phoenix, Arizona 85012-2793
(602) 640-9000
lhammond@omlaw.com
achapman@omlaw.com
kbrody@omlaw.com

Attorneys for Western Union Financial Services, Inc.
IN THE SUPERIOR COURT OF THE STATE OF ARIZONA
IN AND FOR THE COUNTY OF MARICOPA

State of Arizona, ex rel. Attorney General Thomas C. Horne, Plaintiff, vs. Western Union Financial Services, Inc. Defendant.	) ) ) ) ) ) ) ) ) )	No. CV2010-005807 ORDER GRANTING STIPULATED MOTION TO EXTEND DEADLINE FOR SEPARATE AGREEMENTS
The State of Arizona ex rel. Thomas C. Horne, Attorney General (“State”) and Western Union Financial Services, Inc. (“Western Union”), having filed a Stipulated Motion to Extend Deadline for Separate Agreements, and good cause appearing,
IT IS HEREBY ORDERED THAT the current deadline of April 14, 2014, for Participating States to execute separate agreements with Western Union regarding the provision of data for transactions sent to or from locations within the Southwest Border Data Area is extended until a date to be determined on or before April 18, 2014.

IT IS FURTHER ORDERED THAT the parties shall advise the Court on or before April 18, 2014, regarding a new deadline for the Participating States to execute such separate agreements with Western Union.

DATED this 14th day of April, 2014.

/s/ Hon. Warren Granville
THE HONORABLE WARREN GRANVILLE
MARICOPA COUNTY SUPERIOR COURT JUDGE

ORIGINAL lodged this 14th day of
April, 2014, with:

HON. WARREN GRANVILLE
Judge of the Superior Court
South Court Tower
175 W. Madison
Phoenix, AZ 85003

COPY of the foregoing mailed this
14th day of April, 2013, to:

D. Matthew Conti
Office of the Attorney General
1275 W. Washington
Phoenix, Arizona 85007

Monitor Theodore Greenberg
Greenberg Consulting Arizona LLC
4852 Hutchins Place
Washington, D.C. 20007

/s/ Patricia D. Palmer